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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                              ____________________

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 2004

                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)

UTAH                                0-21875                  95-4545704
(State or Other Jurisdiction        (Commission File         (IRS Employer
of Incorporation)                   Number)                  Identification No.)


                    (Address of Principal Executive Offices)


              (Registrant's Telephone Number, including Area Code)
                               __________________


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES

         New Visual Corporation (hereinafter, "New Visual" or the "Company") previously reported that it completed, as of December 31, 2003, the private placement to certain private and institutional investors (collectively, the "Investors") of $2,000,000 in principal amount of its three-year 7% Convertible Debentures (the "Debentures"), the first $1,000,000 of which was received as of December 31, 2003 (the "First Tranche Debentures") and the second $1,000,000 of which (the "Second Tranche Debentures") were to be purchased and sold when (and subject to) the registration statement (the "Registration Statement") covering the Company's common stock, par value $0.001 (the "Common Stock") underlying the Debentures, is declared effective by the Securities and Exchange Commission (the "SEC"). The Company originally filed the Registration Statement with the SEC on February 10, 2004. In connection with the issuance of the First Tranche Debentures, the Company issued five-year warrants to purchase up to 6,666,667 shares of the Company's Common Stock and upon, issuance of the Second Tranche Debentures following the effectiveness of the Registration Statement, undertook to issue five-year warrants for an additional 6,666,667 shares of Common Stock, in each case at a per share exercise price of $0.25, subject to "cash-less" exercise provisions (the "Warrants"). The details of the private placement are included in the Registration Statement and in Amendment No. 1 to the Registration Statement ("Amendment No. 1") that the Company filed on April 28, 2004.

         Certain of the Investors (hereinafter the "Waiving Investors") have waived the Registration Statement effectiveness condition and, on May 7, 2004, the Company completed the sale to the Waiving Investors of $250,000 in principal amount of Second Tranche Debentures which such investors were obligated to purchase following effectiveness of the Registration Statement. The purchase by these Waiving Investors of these Debentures satisfies their obligation to purchase any Debentures following effectiveness of the Registration Statement. As contemplated by the original terms of the Debentures, in connection with the issuance of these Debentures the Company issued to the Waiving Investors Warrants to purchase up to 1,666,667 shares of the Company's Common Stock. The Company received net proceeds of $218,220, following the payment of placement fees and waiver related charges.

         The Company reported in Amendment No. 1 that certain other Investors waived the Registration Statement effectiveness condition and purchased $100,000 in principal amount of the Second Tranche Debentures. As contemplated by the original terms of the Debentures, the Company issued to those investors Warrants to purchase up to 666,667 shares of the Company's Common Stock

         As of the filing of this Current Report on Form 8-K, the Registration Statement has not been declared effective.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004                      NEW VISUAL CORPORATION

                                        By: /s/ Brad Ketch,
                                            --------------------------
                                            Brad Ketch,
                                            Chief Executive Officer